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                AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (No. 3188-12)

                                      and

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

             Facultative Business Effective Date: November 1, 2002
              Automatic Business Effective Date: December 1, 2002

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                                     ARTICLES
I.          Parties to the Agreement                                     3
II.         Reinsurance Coverage                                         3
III.        Liability                                                    5
IV.         Notification of Reinsurance                                  6
V.          Reinsurance Premiums                                         6
VI.         Reserves                                                     8
VII.        Oversights                                                   9
VIII.       Conversions                                                  9
IX.         Reductions, Terminations, and Changes                        9
X.          Increase in Retention                                        11
XI.         Reinstatement                                                11
XII.        Expenses                                                     12
XIII.       Claims                                                       12
XIV.        Extra-Contractual Damages                                    15
XV.         Inspection of Records                                        15
XVI.        DAC Tax -- Section 1.848-2 (g)(8) Election                   15
XVII.       Insolvency                                                   17
XVIII.      Offset                                                       17
XIX.        Arbitration                                                  18
XX.         Termination                                                  19
XXI.        General Provisions                                           19
XXII.       Confidentiality                                              21
XXIII.      Notices and Communications                                   21
XXIV.       Effective Date                                               23
XXV.        Execution                                                    23
                                     SCHEDULES
A.          Plans Covered under This Agreement                           24
B.          Basis of Reinsurance                                         27
C.          Foreign National Program                                     28
D.          Table Two to Standard Program                                30
                                     EXHIBITS
I.          Reinsurance Premium Calculation                              31
II.         Retention, Binding, and Issue Limits                         32
III.        Annual per 1000 YRT Reinsurance Rates                        33

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life and Annuity Insurance Company (referred to as the Ceding Company), and Transamerica Occidental Life Insurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment. Any proposed changes to the Ceding Company's standard underwriting practices or guidelines shall be submitted to the Reinsurer for written approval prior to implementation that impact business reinsured under this Agreement (i.e. underwriting manuals, age and amount underwriting cards, and special underwriting programs).

       3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

       4.   The maximum issue age will be 90.

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B.  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or
            (90) ninety days from the date of the final offer, unless coverage is accepted or put in place earlier. This (90) day limitation will be indicated by the Reinsurer on the final reinsurance offer.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met

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            with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may deny or reduce the requested capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic and Facultative Obligatory Reinsurance will begin simultaneously with the Ceding Company's liability.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

D. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

E. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

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       1.   The amount for which the Ceding Company is liable, less its retention shown in Exhibit II, or

       2.   The face amount of the application subject to the maximum of the amount provided by the Ceding Company's Conditional
            Receipt Application or Temporary Insurance Agreement.

The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

F. The liability of each pool member shall be separate and not joint with the other pool members.

G. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic and Facultative Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

       1.   Payment of Reinsurance Premiums

            For Automatic and Facultative Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article IX.

            Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

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            If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within (30) thirty days after the close of each month. If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month.

            The reinsurance premiums for all of the reinsurance risks listed on the statement will be delinquent if the net reinsurance premium balance is not received or paid within (30) thirty days after the close of the month.

            When the reinsurance premiums are deemed delinquent, as defined above, a compound interest penalty may be assessed each month the premiums remain delinquent. Interest shall be calculated from the day following the date the premiums are due and payable to the day such premium payment is mailed or the last day of the accounting period, whichever comes first, regardless of holidays and weekends. The rate of interest charged each month shall be the lesser of (i) the 30 Day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date the premiums are deemed delinquent or (ii) the maximum rate allowed by law in the State of Connecticut. Premiums and interest penalties that remain unpaid shall be carried forward into the next month's interest penalty calculation.

       2.   Termination Because of Non-Payment of Premium

            If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company (90) ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of this (90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

            Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

       3.   Reinstatement of a Delinquent Statement

            The Ceding Company may reinstate the terminated risks within (60) sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the day the Reinsurer receives the required back premiums and any assessed interest.

       4.   Currency

            The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

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       5.   Detailed Listing

            Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

       6.   Guaranteed Rates

            The Reinsurer reserves the right to increase reinsurance premiums only if the Ceding Company increases the rates (including monthly administrative charge, mortality and expense risk rates, face amount mortality and expense risk rate per 1000, and cost of insurance rates) to the policy owner. If the increase to these reinsurance premiums are more than proportional to the increase to the policy owners' cost of insurance rates, the Ceding Company will have the right to recapture the business as of the date of the notice of rate change.

       7.   Overpayment of Premium

            If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

       8.   Underpayment of Premium

            If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within (60) sixty days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy [Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory

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reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards or law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. However, if the form of security to be used is other than a trust or letter of credit, the Ceding Company shall review the alternative method to ensure compliance with applicable laws and regulations regarding statutory reserve credit. In the event the Ceding Company and the Reinsurer agree on an alternative method, this Agreement will be amended to reflect the mutually agreed upon terms applicable to such alternative method. In addition, the Reinsurer may novate this Agreement to a licensed or accredited affiliate, which is acceptable to the Ceding Company. The Reinsurer will bear all expense of establishing any trusts, letters of credit or other means of securing the Ceding Company's statutory reserve credit.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

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B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

         a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

         b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

       3. In the event of a reduction in the face amount of a policy which was ceded facultatively, the Reinsurer's percentage of the reduced face amount shall be the same percentage as set at issue.

       4. A request to increase the face amount of policies that are reinsured on a facultative basis will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit which was in effect at the time that each remaining risk was issued will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

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F.  Mortality Rating

    On Automatic Reinsurance, if the Ceding Company requests a change to the risk class or substandard rating, such change will be underwritten according to the Ceding Company's normal underwriting practices and the Reinsurer will accept this change. Mortality rating changes on a facultative basis will be subject to the Reinsurer's approval.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then:

       1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

       2.   No recapture will be made to reinsurance on an individual life if
            (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if
            (b) the Ceding Company did not retain insurance on the life.

       3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

       4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

       5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

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A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Facultative Cases

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and either automatic or facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly in writing.

C.  Claim Payment

       1.   Automatic and Facultative Obligatory Reinsurance on a Risk

If a claim is made under insurance reinsured under this Agreement, Reinsurer will abide

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         by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request.

     2.  Facultative Reinsurance on a Risk

         If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to Reinsurer all relevant and/or requested documents and papers related to the claim along with Ceding Company's recommendation. Ceding Company shall then wait (10) ten days from the date of mailing during which time Reinsurer shall have the opportunity to advise Ceding Company of its consent or disagreement with the recommendation. In the event Reinsurer does not contact Ceding Company within the (10) ten-day period, Reinsurer shall be deemed to have approved the recommendation and Ceding Company shall be authorized to act accordingly.

     3.  Payment of Reinsurance Proceeds

         The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer. The Reinsurer will pay the Ceding Company the reinsurance proceeds within fifteen (15) days of final notification of the Ceding Company making the final decision to pay the policy proceeds.

         The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims. Participation in accrued interest by the Reinsurer shall be in accordance with the applicable state statutory regulations.

         Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

     4.  Recapture

         If an undisputed net amount is (60) sixty days past due, for reasons other than those due to an unintentional oversight, as defined in
         Article VII, the reinsurance benefits will be considered in default, except for any reinsurance claims that are in dispute with the Ceding Company, and the Ceding Company may recapture the reinsurance by providing a (30) thirty day prior written notice, provided payment is not received with that (30) thirty day period. If at the end of the
         (30) thirty day period, the Reinsurer has not made payment, the Ceding Company may recapture the policies reinsured under this Agreement as described in Article X.

     5.  Overdue Reinsurance Proceeds

         The Ceding Company reserves the right to charge interest on reinsurance proceeds. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

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D.  Contested Claims

The Ceding Company shall promptly notify the Reinsurer in writing of the Ceding Company's intention to contest a claim. The Ceding Company shall provide the Reinsurer with all papers and the Reinsurer shall have an opportunity to review the papers. Within (5) five working days after receipt of all the necessary papers, the Reinsurer shall have the following options:

       a) Decline to participate in the contest of the claim. The Reinsurer shall thereafter discharge its liability with respect to any contested claim by paying to the Ceding Company the Reinsurer's proportionate share of the claim as if there had been no controversy. Upon such discharge, the Reinsurer shall not be liable for any portion of any "routine expenses" or "non-routine expenses," as defined in Sections F. and G. below, incurred with respect to such claim, nor shall the Reinsurer share in any reduced settlement.

       b) Agree to participate in the contest of the claim. If after consultation with the Ceding Company, the Reinsurer agrees to pay its share based on the results of the contest (agreement to be communicated by the Reinsurer to the Ceding Company in writing), the Reinsurer will pay its share of all "routine expenses" and "non-routine expenses," as defined in Sections F. and G. below, of the contest.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share proportionately with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

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I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement. The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages.

The Reinsurer recognizes that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. The Reinsurer may be liable for any punitive, statutory or compensatory damages awarded or assessed against the Ceding Company if 1) the Reinsurer elected to join in the contest or denial of the claim, in writing, and
2) in writing, recommended, consented to, or ratified the act or course of conduct of the Ceding Company that ultimately resulted in the assessment of the extra-contractual damages. The extent of such participation by the Reinsurer is dependent upon a good faith assessment of culpability in such case to be determined by the Ceding Company and the Reinsurer. If the parties are unable to agree on the proportionate shares of culpability, the issue will be determined in accordance with Article XIX (Arbitration).

                                   ARTICLE XV
                             INSPECTION OF RECORDS

Either company, their respective employees or authorized representatives, may audit, inspect and examine, during regular business hours, at the home office of either company, any and all books, records, statements, correspondence, reports, other documents that relate to the Reinsurance under this Agreement. The audited party agrees to provide a reasonable work space for such audit, inspection or examination and to cooperate fully and to faithfully disclose the existence of and produce any and all necessary and reasonable materials requested by such auditors, investigators, or examiners. The company performing a routine audit shall contact the other party to determine a reasonable timeframe for the audit. The expense of the respective party's employee(s) or authorized representative(s) engaged in such activities will be borne solely by such party.

                                  ARTICLE XVI
                                    DAC TAX
                        SECTION 1.848-2(g) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations")

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issued under Section 848 of the Internal Revenue Code of 1986, as amended (the
"Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XVI, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of November 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

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                                  ARTICLE XVII
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XX. All reinsurance ceded under this Agreement may be recaptured by the Ceding Company as of the date the Reinsurer fails to meet its obligations under this Agreement.

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the insolvent Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Ceding Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

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                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within (10) ten days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within (30) thirty days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional (30) thirty days.

No later than (15) fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of (3) three past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within (30) thirty days following their appointment, each arbitrator shall nominate three candidates within (10) ten days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within (60) sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The

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decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court,

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arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of

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performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of the confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer or the Reinsurer discloses to the Ceding Company. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Ceding Company and the Reinsurer shall maintain the confidentiality of the other party's Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein. Notwithstanding the foregoing, it is understood and agreed that the parties will not be prohibited from disclosing confidential information as might be necessary for purposes of retrocession of the reinsured business, during the course of external audits or as required or permitted by applicable law or court order.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and other communications hereunder shall be in writing and shall be either (a) personally delivered, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, (d) sent by fully completed and confirmed facsimile transmission or (e) deposited in the mail, registered or certified, with postage prepaid, return receipt requested, as follows:

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If to the Ceding Company:                If to the Reinsurer:

Individual Life Director of Reinsurance  VP of New Business Acquisition
Hartford Life                            Transamerica Reinsurance
200 Hopmeadow Street                     401 North Tryon Street, Suite 800
Simsbury, CT 06089                       Charlotte, NC 28202
Facsimile:(860) 843-5860                 Facsimile:(704) 331-0386

Copy (which shall not constitute         Copy (which shall not constitute
notice) to:                              notice) to:

Chief Actuary                            Chief Actuary
Hartford Life                            Transamerica Reinsurance
200 Hopmeadow Street                     401 North Tryon Street, Suite 800
Simsbury, CT 06089                       Charlotte, NC 28202
Facsimile:(860) 843-8981

General Counsel                          General Counsel
Hartford Life                            Transamerica Reinsurance
200 Hopmeadow Street                     401 North Tryon Street, Suite 800
Simsbury, CT 06089                       Charlotte, NC 28202
Facsimile:(860) 843-8665                 Facsimile:(704) 330-5879

Or such other address or fax number as any party may request by notice given under this section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

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                                  ARTICLE XXIV
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after November 1, 2002 for facultative business and December 1, 2002 for automatic business.

                                  ARTICLE XXV
                                   EXECUTION

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                   Attest: /s/ [ILLEGIBLE]
       --------------------------------         --------------------------------
Title: Senior Vice President             Title: Vice President
Date:  12/23/04                          Date:  12/23/04

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Michael J. Roscoe
       --------------------------------         --------------------------------
       Thomas P. Kalmbach, FSA, MAAA            Michael J. Roscoe, FSA, MAAA
       Assistant Vice President                 Vice President and Actuary
                                                Individual Life Product
                                                Management
Date:  12/20/2004                        Date:  12/20/2004

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS      Individual life insurance issued by the Ceding
                      Company

UPSCALE PRODUCTS                                                       RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life         Other Covered Insured
Stag Variable Life Accumulator                 Term Rider (base or other insured)
Stag Universal Life                            ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                 Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                Waiver of Monthly Deduction
One Year Term                                  Waiver of Specified Amount
Stag Whole Life                                Enhanced No Lapse Guarantee Rider
                                               Estate Tax Repeal Benefit Rider
                                               Level Compensation Endorsement
                                               Children's Life Insurance Rider
                                               Maturity Date Extension
                                               Guaranteed COI Benefit Rider
                                               Mortality and Expense Risk Rates Rider

MIDDLE AMERICA PRODUCTS                                                RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                                        Term Rider (base or other insured)
Life Solutions I UL                            Waiver of Premium Riders
Life Solutions II UL                           Waiver of Monthly Deduction Riders
20 Year Term                                   Additional Purchase Option Rider
                                               Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal   Term Rider
Life
                                               ADB {not reinsured)
                                               Waiver of Monthly Deduction
                                               Waiver of Specified Amount
                                               Cost of Living Adjustment Rider
                                               Child Rider
                                               Accelerated Benefit Rider
                                               Specify Monthly Deductions
                                               Enhanced No Lapse Guarantee

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions : This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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
                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE: [Redacted]

LEAD REINSURER: [Redacted]

AUTOMATIC REINSURANCE
The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

MINIMUM FACULATIVE REINSURANCE CESSION: [Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:

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                                  SCHEDULE C:
                            FOREIGN NATIONAL PROGRAM

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                      SCHEDULE C: FOREIGN NATIONAL PROGRAM

                                   [Redacted]

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

Although the Reinsurer is not participating, the Reinsurer agrees that the Ceding Company will be allowed to participate in a Table 2 to Standard Program as outlined below.

ELIGIBILITY REQUIREMENTS

       -   Case's Minimum Face: [Redacted]

       -   Maximum Cession: [Redacted]

       -   Athletes, Entertainers, Aviation Maximum Cession: [Redacted]

       -   Issue Ages: 5-75

       - The risk must be a true table 2 based on the Ceding Company's normal underwriting guidelines.

       - The case must meet the requirements for Automatic Reinsurance as described in Article II, except that the Ceding Company will not be required to retain its maximum limit of retention on amounts ceded to the Program (see "Allocation" section below).

       - Automatic Processing and Facultative Obligatory cases are not eligible.

       - No increasing face designs or riders (except mortgage market step up options are acceptable.)

       - No foreign nationals or foreign residents. Canadian or US residents only.

       -   Riders on either the base insured or another insured are eligible.

       - Flat extras equivalent to or less than a table 2 are eligible. Equivalence determined as follows:

   ISSUE AGES              FLAT EXTRA PER THOUSAND X NUMBER OF YEARS APPLIED

REINSURANCE RATES [Redacted]

Same as rates charged by the Reinsurer for the standard class (male or female, nicotine or non nicotine, as appropriate) under this Agreement.

ELIGIBLE PRODUCTS:
LBSI
Life Solutions I UL
Life Solutions II UL
20 Year Term
Hartford Stag Wall Street Variable Universal Life

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM [Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA                          FIRST YEAR      RENEWAL YEARS
--------------------------------------------------------------------------------
Less than 5 years                               [Redacted]        [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

    RENEWAL YEARS    FIRST YEAR

                     [Redacted]

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                           EFFECTIVE NOVEMBER 1, 2002

RETENTION LIMIT [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

JUMBO LIMIT [Redacted]

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.
These rates are used for both Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
               Stag Protector Variable Universal Life [Redacted]
              Stag Accumulator Variable Universal Life [Redacted]
                         Stag Universal Life [Redacted]
                           Stag Whole Life [Redacted]
          Hartford Stag Wall Street Variable Universal Life [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                               LBSI UL [Redacted]
                         Life Solutions I UL [Redacted]
                        Life Solutions II UL [Redacted]
                            20 Year Term [Redacted]
                              ART (CW) [Redacted]
                        5 & 10 Year Term (NY) [Redacted]
                                SPVL [Redacted]
                            One Year Term [Redacted]

Single Life Excess Pool
Between HLAIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

EXHIBIT III

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PAR 1000 REINSURANCE RATES

SL EXCESS 2002 - TRANS_RATES_FINAL XLS [Redacted]

                                MONTHLY PER 1000
                           WAIVER OF SPECIFIED AMOUNT

                              MALE  FEMALE  UNISEX

                                   [Redacted]

                                  AMENDMENT 1
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of the Foreign Travel Exclusion Rider as a plan to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

The Underwriting Guidelines for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit IV.

The List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit V.

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:    /s/ Jennifer Fossland             Attest: /s/ Glenn Cunningham
       --------------------------------          -------------------------------
Name:  Jennifer Fossland                 Name:   Glenn Cunningham
Title: Second Vice President             Title:  Senior Vice President
Date:  October 26, 2005                  Date:   October 26, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Patricia L. Harris
       --------------------------------          -------------------------------
Name:  Thomas P. Kalmbach                Name:   Patricia L. Harris
Title: Assistant Vice President,         Title:  Assistant Vice President,
       Individual Life Product                   Product Development
       Development
Date:  10/31/2005                        Date:   10/31/05

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS                INDIVIDUAL LIFE INSURANCE ISSUED BY THE CEDING COMPANY
--------------------------------------------------------------------------------------

UPSCALE PRODUCTS                          RIDERS
-----------------------------------------------------------------------------
Stag Protector Variable Universal Life    Other Covered Insured
Stag Variable Life Accumulator            Term Rider (base or other insured)
Stag Universal Life                       ADB Benefit (not reinsured)
SPVL (Fully underwritten only)            Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)           Waiver of Monthly Deduction
One Year Term                             Waiver of Specified Amount
Stag Whole Life                           Enhanced No Lapse Guarantee Rider
                                          Estate Tax Repeal Benefit Rider
                                          Level Compensation Endorsement
                                          Children's Life Insurance Rider
                                          Maturity Date Extension
                                          Guaranteed COI Benefit Rider
                                          Mortality and Expense Risk Rates
                                          Rider
                                          Foreign Travel Exclusion Rider

MIDDLE AMERICA PRODUCTS                   RIDERS
-----------------------------------------------------------------------------
LBSI UL                                   Term Rider (base or other insured)
Life Solutions I UL                       Waiver of Premium Riders
Life Solutions II UL                      Waiver of Monthly Deduction Riders
20 Year Term                              Additional Purchase Option Rider
                                          Disability Income Rider

WOODBURY PRODUCTS
-----------------------------------------------------------------------------
Hartford Stag Wall Street Variable        Term Rider
Universal Life                            ADB (not reinsured)
                                          Waiver of Monthly Deduction
                                          Waiver of Specified Amount
                                          Cost of Living Adjustment Rider
                                          Child Rider
                                          Accelerated Benefit Rider
                                          Specify Monthly Deductions
                                          Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value. This rider is currently available on Stag Variable Life Accumulator and Stag Protector Variable Universal Life.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                   FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT IV
                            UNDERWRITING GUIDELINES

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT V
                      LIST OF COUNTRIES AND JURISDICTIONS

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 1
Between HLAIC and TOLIC

                                  AMENDMENT 2
                           EFFECTIVE DECEMBER 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II and the Policy Continuation Rider as plans to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective December 1, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 2
Between HLAIC and TOLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Name:  James Grover                      Name:   Glenn Cunningham
By:    /s/ James Grover                  Attest: /s/ Glenn Cunningham
       --------------------------------          -------------------------------
Title: Vice President                    Title:  Senior Vice President
Date:  September 29, 2005                Date:   September 29, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------          -------------------------------
Name:  Thomas P. Kalmbach                Name:   Mike Roscoe
Title: Assistant Vice President,         Title:  Vice President, ILD Product
       Individual Life Product                   Development
       Development
Date:  10/7/2005                         Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 2
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS                                         INDIVIDUAL LIFE INSURANCE ISSUED BY THE CEDING COMPANY
----------------------------------------------------------------------------------------------------------------
UPSCALE PRODUCTS                                         RIDERS
Stag Protector Variable Universal Life                   Other Covered Insured
Stag Variable Life Accumulator                           Term Rider (base or other insured)
Stag Universal Life                                      ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                           Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                          Waiver of Monthly Deduction
One Year Term                                            Waiver of Specified Amount
Stag Whole Life                                          Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II                Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                        Level Compensation Endorsement
                                                         Children's Life Insurance Rider
                                                         Maturity Date Extension
                                                         Guaranteed COI Benefit Rider
                                                         Mortality and Expense Risk Rates Rider
                                                         Foreign Travel Exclusion Rider
                                                         Policy Continuation Rider
MIDDLE AMERICA PRODUCTS                                  RIDERS
LBSI UL                                                  Term Rider (base or other insured)
Life Solutions I UL                                      Waiver of Premium Riders
Life Solutions II UL                                     Waiver of Monthly Deduction Riders
20 Year Term                                             Additional Purchase Option Rider
                                                         Disability Income Rider
WOODBURY PRODUCTS
Hartford Stag Wall Street Variable Universal Life        Term Rider
                                                         ADB (not reinsured)
                                                         Waiver of Monthly Deduction
                                                         Waiver of Specified Amount
                                                         Cost of Living Adjustment Rider
                                                         Child Rider
                                                         Accelerated Benefit Rider
                                                         Specify Monthly Deductions
                                                         Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 2
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value. This rider is currently available on Stag Variable Life Accumulator and Stag Protector Variable Universal Life.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 2
Between HLAIC and TOLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment 2
Between HLAIC and TOLIC

                                  AMENDMENT 3
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Foreign National Reinsurance Pool Share from for policies issued on or after the effective date of this amendment.

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 3
Between HLAIC and TOLIC

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Name:   Glenn Cunningham                Name:  James Grover
By:     /s/ Glenn Cunningham            Attest: /s/ James Grover
        ------------------------------         ------------------------------
Title:  Senior Vice President           Title: Vice President
Date:   September 30, 2005              Date:  September 30, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe
Title:  Assistant Vice President, IL    Title:  Vice President, ILD Prod. Dev.
        Prod Dev
Date:   10/7/2005                       Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 3
Between HLAIC and TOLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life 12/01/2002 -- Amendment 3
Between HLAIC and TOLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004

Single Life 12/01/2002 -- Amendment 3
Between HLAIC and TOLIC

                                  AMENDMENT 4
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in the Automatic Binding Limit from [Redacted] and the change in the Automatic Issue Limit from [Redacted] for policies issued on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 4
Between HLAIC and TOLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Name:  James Grover                      Name:   Glenn Cunningham
By:    /s/ James Grover                  Attest: /s/ Glenn Cunningham
       --------------------------------          -------------------------------
Title: Vice President                    Title:  Senior Vice President
Date:  September 29, 2005                Date:   September 29, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------          -------------------------------
Name:  Thomas P. Kalmbach                Name:   Mike Roscoe
Title: Assistant Vice President,         Title:  Vice President, Individual Life
       Individual Life Product                   Product Development
       Development
Date:  10/7/2005                         Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 4
Between HLAIC and TOLIC

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 1, 2004

RETENTION LIMIT [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

JUMBO LIMIT [Redacted]

Single Life 12/01/2002 -- Amendment 4
Between HLAIC and TOLIC

                                  AMENDMENT 5
                            EFFECTIVE JULY 21, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article II, Section A, Part 3 under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article II, Section A, Part 3 to reflect the change in the requirements for automatic reinsurance, for policies issued on or after the effective date.

The parties agree to remove Article II, Section A, Part 3 in its entirety and replace it with the attached Article II, Section A, Part 3 effective July 21, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 5
Between HLAIC and TOLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 21, 2003.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Name:  James Grover                      Name:   Glenn Cunningham
By:    /s/ James Grover                  Attest: /s/ Glenn Cunningham
       --------------------------------          -------------------------------
Title: Vice President                    Title:  Senior Vice President
Date:  September 29, 2005                Date:   September 29, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------          -------------------------------
Name:  Thomas P. Kalmbach                Name:   Mike Roscoe
Title: Assistant Vice President,         Title:  Vice President, ILD Product
       Individual Life Product                   Development
       Development
Date:  10/7/2005                         Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 5
Between HLAIC and TOLIC

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment. Any proposed changes to the Ceding Company's standard underwriting practices or guidelines shall be submitted to the Reinsurer for written approval prior to implementation that impact business reinsured under this Agreement (i.e. underwriting manuals, age and amount underwriting cards, and special underwriting programs).

       3. Any new policy on the life of an insured who was previously submitted to the Reinsurer on a facultative basis will qualify for Automatic Reinsurance if at least 3 years have elapsed since the previous policy was submitted on a facultative basis by the Ceding Company to the Reinsurer or any other current pool reinsurer under this Agreement, unless the original reason for submitting facultatively no longer applies (for example, with Jumbo policies, then the three (3) year rule will not be enforced).

       4.   The maximum issue age will be 90.

Single Life 12/01/2002 -- Amendment 5
Between HLAIC and TOLIC

B  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or
            (90) ninety days from the date of the final offer, unless coverage is accepted or put in place earlier. This (90) day limitation will be indicated by the Reinsurer on the final reinsurance offer.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity

Single Life 12/01/2002 -- Amendment 5
Between HLAIC and TOLIC
            on the risk, the Reinsurer may deny or reduce the requested capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for Facultative Obligatory risk.

D  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Single Life 12/01/2002 -- Amendment 5
Between HLAIC and TOLIC

                                  AMENDMENT 6
                           EFFECTIVE JANUARY 18, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's retention in the Foreign National Reinsurance Pool Share from [Redacted] for policies applied for on or after the effective date of this amendment.

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective January 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 6
Between HLAIC and TOLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of January 18, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Name:   Glenn Cunningham                Name:  James Grover
By:     /s/ Glenn Cunningham            Attest: /s/ James Grover
        ------------------------------         ------------------------------
Title:  Senior Vice President           Title: Vice President
Date:   September 30, 2005              Date:  September 30, 2005

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe
Title:  Assistant Vice President, IL    Title:  Vice President, ILD Product
        Product Development                     Development
Date:   10/7/2005                       Date:   10/7/2005

Single Life Excess Pool -- Amendment 6
Between HLAIC and TOLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life Excess Pool -- Amendment 6
Between HLAIC and TOLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005

                                   [Redacted]

Single Life Excess Pool -- Amendment 6
Between HLAIC and TOLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                  AMENDMENT 7
                            EFFECTIVE MARCH 18, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article II, Article III, Article V, Article X, Article XIII, Article XXIII, Schedule B,
Exhibit I and Exhibit II under the Agreement, and add Exhibit IV, Underwriting Guidelines, to the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article II, Section A to reflect the change in the Underwriting Guidelines, and adding
Exhibit IV, Underwriting Guidelines, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article II, Section A, in its entirety and replace it with the following, effective March 18, 2005.

A.  REQUIREMENTS FOR AUTOMATIC REINSURANCE

FOR RISKS WHICH MEET THE REQUIREMENTS FOR AUTOMATIC REINSURANCE AS SET FORTH BELOW, THE REINSURER WILL PARTICIPATE IN A REINSURANCE POOL WHEREBY THE REINSURER WILL AUTOMATICALLY REINSURE A PORTION OF THE INSURANCE RISKS AS INDICATED IN SCHEDULE B. THE REQUIREMENTS FOR AUTOMATIC REINSURANCE ARE AS
FOLLOWS:

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

1. THE INDIVIDUAL RISK MUST BE A RESIDENT OF THE UNITED STATES OR CANADA AT THE TIME OF APPLICATION WITH THE EXCEPTION OF THE FOREIGN NATIONAL PROGRAM AS SPECIFIED IN SCHEDULE C.

2. ALL AMOUNTS REINSURED MUST BE FULLY UNDERWRITTEN ACCORDING TO CEDING COMPANY'S UNDERWRITING GUIDELINES. THE CEDING COMPANY'S UNDERWRITING GUIDELINES CONSIST OF THE FOLLOWING DOCUMENTS WHICH ARE ATTACHED IN EXHIBIT IV AND MADE PART OF THIS REINSURANCE AGREEMENT:

     - UNDERWRITING GUIDELINES
     - AGE AND AMOUNT REQUIREMENTS
     - INTERNAL UNDERWRITING PHILOSOPHY
     - EXCEPTION CRITERIA

ANY PROPOSED CHANGES TO THE UNDERWRITING GUIDELINES SHALL BE SUBMITTED TO REINSURER FOR WRITTEN APPROVAL PRIOR TO IMPLEMENTATION. IF REINSURER DOES NOT RESPOND WITHIN THIRTY (30) DAYS, IT SHALL BE PRESUMED THAT REINSURER IS AGREEABLE TO SUCH MODIFICATION.

ANY RISK NOT UNDERWRITTEN ACCORDING TO THE UNDERWRITING GUIDELINES SHALL BE EXCLUDED, UNLESS ANY OF THE FOLLOWING CONDITIONS (I), (II) OR (III) ARE SATISFIED, WHERE:

         (i) REINSURER HAS AGREED TO THE SPECIAL UNDERWRITING PROGRAM BY WRITTEN AMENDMENT TO THE REINSURANCE AGREEMENT.

         (ii) THE SPECIAL UNDERWRITING PROGRAM IS CURRENTLY PART OF THE EXISTING TREATY BEING AMENDED HEREIN.

         (iii) CEDING COMPANY HAS FOLLOWED ITS UNDERWRITING GUIDELINES AND HAS REINSURED AT TERMS ACCORDING TO THESE GUIDELINES.

CEDING COMPANY WILL USE AS A BASE UNDERWRITING MANUAL THE SWISS RE EDITION 7 MANUAL. HOWEVER, CEDING COMPANY WILL USE THE ASCENT II MANUAL FOR ALL CANCERS, KIDNEY TRANSPLANTS AND TYPE 1 AND TYPE 2 DIABETES.

3. ANY RISK OFFERED ON A FACULTATIVE BASIS OTHER THAN FOR SIZE BY THE CEDING COMPANY TO THE REINSURER OR ANY OTHER COMPANY WILL NOT QUALIFY FOR AUTOMATIC REINSURANCE UNDER THIS AGREEMENT FOR THE SAME RISK AND SAME LIFE.

4.  THE MAXIMUM ISSUE AGE WILL BE 90.

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

The parties hereby agree to amend or modify the Agreement, by amending Article III to add Section H regarding underwriting offers that fall outside of the Underwriting Guidelines, for policies applied for on and after the effective date of this amendment.

The parties agree to add Section H to Article III, effective March 18, 2005.

H. IF THE CEDING COMPANY WOULD LIKE TO MAKE AN UNDERWRITING OFFER THAT IS OUTSIDE OF THE UNDERWRITING GUIDELINES, THE CEDING COMPANY MAY: 1) PAY THE REINSURER THE APPROPRIATE PREMIUM FOR THE RISK IN ACCORDANCE WITH THE UNDERWRITING GUIDELINES; 2) REQUEST THE REINSURER'S MUTUAL AGREEMENT OF THE UNDERWRITING OFFER PRIOR TO ISSUANCE OF THE OFFER AND DOCUMENT THE FILE ACCORDINGLY; OR 3) RETAIN OF THE RISK.

The parties hereby agree to amend or modify the Agreement, by amending Article V, Section B-6 to reflect the change in the Rate Guarantee language, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article V, Section B-6, in its entirety and replace it with the following, effective March 18, 2005.

6.   GUARANTEED RATES

ALTHOUGH THE REINSURER ANTICIPATES CONTINUING TO ACCEPT REINSURANCE PREMIUMS AT THE CURRENT LEVEL, THE REINSURER RESERVES THE RIGHT TO INCREASE THE YRT REINSURANCE RATES, AS DEFINED IN EXHIBIT III, BUT ONLY WHEN THE CEDING COMPANY INCREASES THE COST OF INSURANCE RATES OR POLICY CHARGES TO THE POLICY OWNER. IF THE REINSURER INCREASES ITS PREMIUM RATES OVER AND ABOVE THE PROPORTIONATE INCREASE BY THE CEDING COMPANY TO THE POLICYOWNERS'S COST OF INSURANCE RATES OR POLICY CHARGES, THE CEDING COMPANY RESERVES THE RIGHT TO RECAPTURE AFFECTED BUSINESS WITH NO RECAPTURE FEE. THE INCREASE TO THESE REINSURANCE PREMIUMS SHALL BE NO GREATER THAN THE 1980 COMMISSIONER'S STANDARD ORDINARY SMOKER/NON-SMOKER SEX DISTINCT TABLE.

THE CEDING COMPANY WILL PROVIDE THE REINSURER WITH THIRTY (30) DAYS' ADVANCE WRITTEN NOTICE OF ANY INCREASES IN THE COST OF INSURANCE RATES OR POLICY CHARGES.

THE REINSURER WILL PROVIDE THE CEDING COMPANY WITH THIRTY (30) DAYS' ADVANCE WRITTEN NOTICE OF ANY RATE INCREASE.

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

THE CEDING COMPANY AND THE REINSURER AGREE THAT THEY HAVE NEGOTIATED THE TERMS OF THIS AGREEMENT ON THE ASSUMPTION THAT THE REINSURER WILL HOLD STATUTORY RESERVES AS A RESULT OF THIS AGREEMENT AT THE RESERVE BASIS. IF ANY INSURANCE REGULATORY AUTHORITY HAVING JURISDICTION OVER THE REINSURER REQUIRES THE REINSURER TO ESTABLISH RESERVES FOR LIABILITIES ASSUMED UNDER THIS AGREEMENT IN EXCESS OF THE RESERVE BASIS AS A RESULT OF THIS ARTICLE V, SECTION 6 ("REQUIREMENT"); AND

1. SUCH ACTION RESULTS IN THE REINSURER BEING REQUIRED TO REPORT SUCH EXCESS RESERVES IN THE STATUTORY STATEMENTS FILED WITH THE REINSURER'S STATE OF DOMICILE; AND

2. THE REINSURER CAN DEMONSTRATE THE REQUIREMENT TO THE SATISFACTION OF THE CEDING COMPANY;

THEN THE REINSURER SHALL PROVIDE PROMPT WRITTEN NOTICE OF THE REQUIREMENT TO THE CEDING COMPANY UNDER THE PROVISIONS IN ARTICLE XXIII. THE REINSURER AGREES THAT ADDITIONAL RESERVES THAT THE REINSURER HOLDS VOLUNTARILY OR THAT ARE DETERMINED TO BE NECESSARY AS A RESULT OF ASSET ADEQUACY ANALYSIS SHALL NOT BE CONSIDERED RESERVES IN EXCESS OF THE RESERVE BASIS.

THE CEDING COMPANY AND REINSURER AGREE THAT IF THE REINSURER PROVIDES WRITTEN NOTICE OF THE REQUIREMENT TO THE CEDING COMPANY IN ACCORDANCE WITH THIS ARTICLE V, EACH WILL NEGOTIATE, IN GOOD FAITH, MUTUALLY AGREEABLE REVISED TERMS UNDER WHICH THE REINSURER COULD CONTINUE TO HOLD STATUTORY RESERVES WITH RESPECT TO LIABILITIES ASSUMED BY THE REINSURER UNDER THIS AGREEMENT AT THE RESERVE BASIS ("REVISED TERMS").

The parties hereby agree to amend or modify the Agreement, by amending Article X, Section C to reflect the change in the recapture language due to the Ceding Company's increase in retention, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article X, Section C, in its entirety and replace it with the following, effective March 18, 2005.

C.  IF THE CEDING COMPANY EXERCISES ITS OPTION TO RECAPTURE, THEN:

1. RECAPTURE SHALL APPLY ONLY TO THE EXCESS PORTION FOR ALL INDIVIDUAL LIFE POLICY FORMS ELIGIBLE FOR RECAPTURE UNDER ALL TREATIES BETWEEN THE CEDING COMPANY AND REINSURER. INDIVIDUAL LIFE SHALL BE THAT REPORTING SEGMENT, AS DEFINED IN THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FORM 10-K AND FORM 10-Q FOR THE HARTFORD FINANCIAL SERVICES GROUP, INC., OR THAT REPORTING SEGMENT'S SUCCESSOR.

2. THE CEDING COMPANY MUST REDUCE THE REINSURANCE ON EACH INDIVIDUAL LIFE ON WHICH THE CEDING COMPANY RETAINED THE MAXIMUM RETENTION LIMIT FOR THE AGE AND MORTALITY RATING THAT WAS IN EFFECT AT THE TIME THE REINSURANCE WAS CEDED TO THE REINSURER.

3. NO RECAPTURE WILL BE MADE TO REINSURANCE ON AN INDIVIDUAL LIFE IF (A) THE CEDING COMPANY RETAINED A SPECIAL RETENTION LIMIT LESS THAN THE MAXIMUM RETENTION LIMIT

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

FOR THE AGE AND MORTALITY RATING IN EFFECT AT THE TIME THE REINSURANCE WAS CEDED TO THE REINSURER, OR IF (B) THE CEDING COMPANY DID NOT RETAIN INSURANCE ON THE LIFE.

4. THE CEDING COMPANY MUST INCREASE ITS TOTAL AMOUNT OF INSURANCE ON THE INDIVIDUAL LIFE UP TO THE NEW RETENTION LIMIT BY REDUCING THE REINSURANCE. IF AN INDIVIDUAL LIFE IS SHARED BY MORE THAN ONE REINSURER, THE REINSURER'S PERCENTAGE OF THE REDUCED REINSURANCE WILL BE THE SAME AS THE INITIAL PERCENTAGE OF REINSURANCE ON THE INDIVIDUAL RISK.

5. THE REDUCTION IN REINSURANCE WILL BECOME EFFECTIVE ON THE NEXT ANNUAL PREMIUM ANNIVERSARY AFTER THE INDIVIDUAL POLICY HAS BEEN INFORCE FOR AT LEAST FIFTEEN (15) YEARS.

6. IF MORE THAN ONE POLICY PER LIFE IS ELIGIBLE FOR RECAPTURE, THEN THE ELIGIBLE POLICIES MAY BE RECAPTURED BEGINNING WITH THE POLICY WITH THE EARLIEST ISSUE DATE AND CONTINUING IN CHRONOLOGICAL ORDER ACCORDING TO THE REMAINING POLICIES' ISSUE DATES.

The parties hereby agree to amend or modify the Agreement, by amending Article XIII, Section C-4 to reflect the change in the resolution process for Delinquent Reinsurance Proceeds, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article XIII, Section C-4 in its entirety and replace it with the following, effective March 18, 2005.

4.  RESOLUTION PROCESS FOR DELINQUENT REINSURANCE PROCEEDS

REINSURANCE PROCEEDS DUE THE CEDING COMPANY THAT: (A) ARE SIXTY (60) DAYS PAST DUE, FOR REASONS OTHER THAN THOSE DUE TO AN UNINTENTIONAL OVERSIGHT, AS DEFINED IN ARTICLE VII; AND (B) HAVE NOT BEEN DISPUTED BY THE REINSURER SHALL BE CONSIDERED DELINQUENT ("DELINQUENT REINSURANCE PROCEEDS").

WITHIN FIFTEEN (15) DAYS AFTER THE REINSURER OR THE CEDING COMPANY PROVIDES TO THE OTHER PARTY WRITTEN NOTICE, IN ACCORDANCE WITH ARTICLE XXIII, OF ITS INTENT TO ACTIVATE THE TERMS OF THIS ARTICLE TO RESOLVE AN ISSUE RELATED TO, DELINQUENT REINSURANCE PROCEEDS EACH PARTY WILL APPOINT A DESIGNATED COMPANY OFFICER TO ATTEMPT TO RESOLVE THE ISSUE. THE OFFICERS WILL MEET AT A MUTUALLY AGREEABLE LOCATION OR CONFER BY TELEPHONE WITHIN FIFTEEN (15) DAYS OF THE APPOINTMENT, AND AS OFTEN AS NECESSARY THEREAFTER, IN ORDER TO GATHER AND FURNISH THE OTHER WITH ALL APPROPRIATE AND RELEVANT INFORMATION CONCERNING THE ISSUE. THE OFFICERS WILL DISCUSS THE ISSUE AND WILL NEGOTIATE IN UTMOST GOOD FAITH. DURING THE NEGOTIATION PROCESS, ALL REASONABLE REQUESTS MADE BY ONE OFFICER TO THE OTHER FOR INFORMATION WILL BE HONORED.

WITHIN FIFTEEN (15) DAYS OF THE OFFICERS' FIRST MEETING OR PHONE CONFERENCE, THE REINSURER SHALL ADVANCE PAYMENT OF THE DELINQUENT REINSURANCE PROCEEDS, AS LONG AS THE CEDING COMPANY IS CURRENT IN ITS PAYMENT OF PREMIUM IN ACCORDANCE WITH
ARTICLE V. IF THE OFFICERS CANNOT RESOLVE THE ISSUE ON ANY PORTION OF THE DELINQUENT REINSURANCE PROCEEDS WITHIN FIFTEEN (15) DAYS OF THEIR FIRST MEETING OR PHONE CONFERENCE, THEN THE REINSURER SHALL FULLY RETAIN ALL RIGHT TO SUBSEQUENTLY DISPUTE COVERAGE UNDER THIS AGREEMENT FOR SUCH PORTION OF THE DELINQUENT REINSURANCE PROCEEDS.

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

IF THE REINSURER DOES NOT ADVANCE PAYMENT OF THE DELINQUENT REINSURANCE PROCEEDS AS INDICATED IN THE PARAGRAPH ABOVE, THE CEDING COMPANY SHALL OFFSET THE AMOUNT OF THE DELINQUENT REINSURANCE PROCEEDS AGAINST ANY AMOUNT DUE THE REINSURER IN ACCORDANCE WITH ARTICLE XVIII. IF THERE IS INSUFFICIENT BALANCE FROM WHICH TO OFFSET THE DELINQUENT REINSURANCE PROCEEDS, UPON SIXTY (60) DAYS WRITTEN NOTICE, IN ACCORDANCE WITH ARTICLE XXIII, TO THE REINSURER THAT IT INTENDS TO RECAPTURE IN ACCORDANCE WITH THE TERMS OF THIS PROVISION, THE CEDING COMPANY MAY RECAPTURE THE BUSINESS CEDED UNDER THIS AGREEMENT UNLESS THE REINSURER PAYS THE DELINQUENT REINSURANCE PROCEEDS PRIOR TO THE DATE OF RECAPTURE.

The parties hereby agree to amend or modify the Agreement, by amending Article XXIII to reflect the change in the notice to the Reinsurer's General Counsel from "General Counsel" to "General Counsel, Reinsurance Division."

The parties hereby agree to amend or modify the Agreement, for policies applied for on and after the effective date of this amendment, by amending Schedule B to reflect the following:

The parties hereby agree to amend or modify the Agreement, by amending Exhibit I to reflect the change in the Annual YRT reinsurance rates, for policies applied for on and after the effective date of this amendment.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the requirement to notify the Reinsurer in writing of a policy where the Jumbo amount exceeds [Redacted] for policies issued on and after the effective date of this agreement.

The parties agree to remove Schedule B, Exhibit I and Exhibit II in their entirety and replace them with the attached Schedule B, Exhibit I and Exhibit II, effective March 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 18, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:     /s/ Jennifer M Fossland       Attest: /s/ Glenn Cunningham
        ----------------------------          ----------------------------
Name:   Jennifer M Fossland           Name:   Glenn Cunningham
Title:  Vice President                Title:  Vice President
Date:   12/21/06                      Date:   12/21/06

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Michael J. Roscoe
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Michael J. Roscoe
Title:  Vice President, Individual    Title:  Vice President & Actuary
        Life Product
Date:   12/22/2006                    Date:   12/22/06

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
ffective 03/18/05
3188-12 A7

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                            EFFECTIVE MARCH 18, 2005

REINSURANCE POOL SHARE: [Redacted]

LEAD REINSURER: [Redacted]

AUTOMATIC REINSURANCE
The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

CONDITIONAL RECEIPT POOL BINDING LIMIT: [Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION: [Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                            EFFECTIVE MARCH 18, 2005

REPORTING MEDIA:

Electronic media, in a format mutually acceptable to both Reinsurer and Ceding Company, will be provided by Ceding Company for reporting purposes. The following information will be provided:

(Reporting Period/Ending Date)
Treaty Number                        W.P. Allowance
Reinsurance Method                   ADB Discount
Client Policy Number                 Rider Discount
Automatic/Facultative Indicator      Termination Date
Joint Life Indicator                 Reinstatement Date
Name
      Last Name                      SPECIAL PRODUCTS (required if
                                     applicable)
      First Name                     If Joint, Type (i.e., last survivor,
                                     1st to die)
      Middle Initial                 Joint Insured Name
Date of Birth                            Joint Last Name
Issue Age                                Joint First Name
Gender                                   Joint Middle Initial
State of Residency                   Joint Issue Age
Table Rating                         Term Additions Indicator
Smoker Indicator                     Accelerated Benefit Indicator
Preferred Risk Indicator             Long Term Care Indicator
Issue Month/Day/Century/Year         Purchase Options
Age Basis                            Dividends
Plan Type (i.e., perm, term, UL,     Policy Fee
End, Ann.)
Face Amount Issued                   Cash Value
Original Amount Reinsured
Current Amount Reinsured             ADDITIONAL DATA ITEMS (not required)
Life Standard Premium                Par/NonPar Indicator
Flat Extra Premium                   Social Security number
Length of Flat Extra Premium         Years From Issue to Conversion
W.P. Premium                         Reinsurance Premium Mode
ADB Premium                          Retention Amount
Rider Premium                        Cash Value
Life Standard Discount               First Year/Renewal Indicator
Flat Extra Allowance

Ceding Company currently uses TAI for its reinsurance administration.

REPORTING FREQUENCY:        Monthly

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/05
3188-12 A7

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE MARCH 18, 2005

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

Single Life Underwriting Classes [Redacted]
Preferred Non-Nicotine (PNN) [Redacted]
Standard Non-Nicotine (SNN) [Redacted]
Preferred Nicotine (PN) [Redacted]
Standard Nicotine (SN) [Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/2005
3188-12 A7

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE MARCH 18, 2005

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

Duration of Flat Extra                           First Year      Renewal Years
                         Less than 5 years       [Redacted]      [Redacted]
                         5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. The Ceding Company's retention on both types of waivers is proportional to the Ceding Company's retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year       Renewal Years
[Redacted]       [Redacted]

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/2005
3188-12 A7

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 18, 2005

RETENTION LIMIT  [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)  [Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)  [Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)  [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

JUMBO LIMIT [Redacted]

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/2005
3188-12 A7

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 18, 2005

                                   [Redacted]

SL Excess Pool -- Amendment 7
Between HLAIC and TOLIC
Effective 03/18/2005
3188-12 A7

                                   EXHIBIT IV
                            UNDERWRITING GUIDELINES
                            EFFECTIVE MARCH 18, 2005

                                   [Redacted]

                                  AMENDMENT 8
                            EFFECTIVE JULY 01, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A, Exhibit I and Exhibit III under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the addition of Stag Universal Life Cash Value as an upscale product to be reinsured under the terms of this Reinsurance Agreement, for policies issued on or after the effective date.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit I and Exhibit III to reflect the addition of the Preferred Plus risk class to Stag Protector Variable Universal Life and Stag Variable Life Accumulator, for policies issued on or after the effective date.

The parties agree to remove Schedule A, Exhibit I and Exhibit III, in their entirety and replace them with the attached Schedule A, Exhibit I and Exhibit III, effective July 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:     /s/ Jennifer M. Fossland        Attest: /s/ Glenn F. Cunningham
        ------------------------------          ------------------------------
Name:   Jennifer M. Fossland            Name:   Glenn F. Cunningham
Title:  Vice President                  Title:  Executive Vice President
Date:   September 26, 2006              Date:   September 26, 2006

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Michael J. Roscoe
Title:  Vice President, Individual      Title:  Vice President & Actuary
        Life Product
Date:   12/20/2006                      Date:   12/20/2006

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

TYPE OF BUSINESS                   INDIVIDUAL LIFE INSURANCE ISSUED BY THE CEDING COMPANY
-----------------------------------------------------------------------------------------

UPSCALE PRODUCTS                                         RIDERS
--------------------------------------------------------------------------------
Stag Protector Variable Universal Life  Other Covered Insured
Stag Variable Life Accumulator          Term Rider (base or other insured)
Stag Universal Life                     ADB Benefit (not reinsured)
SPVL (Fully underwritten only)          Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)         Waiver of Monthly Deduction
One Year Term                           Waiver of Specified Amount
Stag Whole Life                         Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life  Estate Tax Repeal Benefit Rider
II
Stag Variable Life Accumulator II       Level Compensation Endorsement
Stag Universal Life Cash Value          Children's Life Insurance Rider
                                        Maturity Date Extension
                                        Guaranteed COI Benefit Rider
                                        Mortality and Expense Risk Rates Rider
                                        Foreign Travel Exclusion Rider
                                        Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                                  RIDERS
--------------------------------------------------------------------------------
LBSI UL                                 Term Rider (base or other insured)
Life Solutions I UL                     Waiver of Premium Riders
Life Solutions II UL                    Waiver of Monthly Deduction Riders
20 Year Term                            Additional Purchase Option Rider
                                        Disability Income Rider

WOODBURY PRODUCTS
--------------------------------------------------------------------------------
Hartford Stag Wall Street Variable      Term Rider
Universal Life
                                        ADB (not reinsured)
                                        Waiver of Monthly Deduction
                                        Waiver of Specified Amount
                                        Cost of Living Adjustment Rider
                                        Child Rider
                                        Accelerated Benefit Rider
                                        Specify Monthly Deductions
                                        Enhanced No Lapse Guarantee

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE JULY 01, 2005

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

Single Life Underwriting Classes [Redacted]
Preferred Plus Non-Nicotine (PPNN) [Redacted]
Preferred Non-Nicotine (PNN) [Redacted]
Standard Non-Nicotine (SNN) [Redacted]
Preferred Nicotine (PN) [Redacted]
Standard Nicotine (SN) [Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE JULY 01, 2005

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

Duration of Flat Extra               First Year          Renewal Years
Less than 5 years                    [Redacted]            [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. The Ceding Company's retention on both types of waivers is proportional to the Ceding Company's retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

[Redacted]

First Year  Renewal Years

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                  EXHIBIT III
                            EFFECTIVE JULY 01, 2005

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
               Stag Protector Variable Universal Life [Redacted]
              Stag Accumulator Variable Universal Life [Redacted]
                         Stag Universal Life [Redacted]
                           Stag Whole Life [Redacted]
          Hartford Stag Wall Street Variable Universal Life [Redacted]
                      Stag Universal Life Plus [Redacted]
                   Stag Universal Life Cash Value [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                               LBSI UL [Redacted]
                         Life Solutions I UL [Redacted]
                        Life Solutions II UL [Redacted]
                            20 Year Term [Redacted]
                              ART (CW) [Redacted]
                        5 & 10 Year Term (NY) [Redacted]
                                SPVL [Redacted]
                            One Year Term [Redacted]

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                MONTHLY PER 1000
                           WAIVER OF SPECIFIED AMOUNT

                              MALE  FEMALE  UNISEX
                                   [Redacted]

                                  AMENDMENT 9
                           EFFECTIVE DECEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C, Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's maximum Foreign National Pool
Retention Limit from                   for policies issued on or after the
effective date of this amendment.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the following, for policies issued on or after the effective date of this amendment;

The parties agree to remove Schedule C and Exhibit II, in their entirety and replace them with the attached Schedule C and Exhibit II, effective December 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 9
Between HLAIC and TOLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:    /s/ Jennifer Fossland             Attest: /s/ Glenn Cunningham
       --------------------------------          -------------------------------
Name:  Jennifer Fossland                 Name:   Glenn Cunningham
Title: 2nd Vice President                Title:  Senior Vice President
Date:  12/6/05                           Date:   12/6/05

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Patricia L. Harris
       --------------------------------          -------------------------------
Name:  Thomas P. Kalmbach                Name:   Patricia L. Harris
Title: Assistant Vice President,         Title:  Assistant Vice President,
       Individual Life Product                   Individual Life Product
       Development                               Development
Date:  10/28/2005                        Date:   10/28/05

Single Life 12/01/2002 -- Amendment 9
Between HLAIC and TOLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLAIC and TOLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLAIC and TOLIC

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                           EFFECTIVE DECEMBER 1, 2005

RETENTION LIMIT [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION) [Redacted]

JUMBO LIMIT [Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLAIC and TOLIC

                                  AMENDMENT 10
                           EFFECTIVE NOVEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Foreign Travel Exclusion Rider Exhibit V under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Foreign Travel Exclusion Rider Exhibit V to reflect a revised List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider, for policies issued on or after the effective date of this amendment.

The parties agree to remove Foreign Travel Exclusion Rider Exhibit V, in its entirety and replace it with the attached Foreign Travel Exclusion Rider Exhibit V, effective November 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 10
Between HLAIC and TOLIC

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:    /s/ Glenn Cunningham            Attest: /s/ Jennifer Fossland
       ------------------------------         ------------------------------
Name:  Glenn Cunningham                Name:  Jennifer Fossland
Title: Senior Vice President           Title: 2nd Vice President
Date:  12/6/05                         Date:  12/6/05

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Patricia L. Harris
       ------------------------------         ------------------------------
Name:  Thomas P. Kalmbach              Name:  Patricia L. Harris
Title: Assistant Vice President,       Title: Assistant Vice President,
       Individual Life Product                Individual Life Product
       Development                            Development
Date:  10/28/2005                      Date:  10/28/05

Single Life 12/01/2002 -- Amendment 10
Between HLAIC and TOLIC

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT V
                      LIST OF COUNTRIES AND JURISDICTIONS
                           EFFECTIVE NOVEMBER 1, 2005

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 10
Between HLAIC and TOLIC

                                  AMENDMENT 11
                             EFFECTIVE JUNE 1, 2007

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the availability of an increased retention limit on cases that would otherwise qualify for Automatic Reinsurance.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

                                   AMENDMENT

The parties hereby agree to amend and modify the Agreement as follows:

1. Schedule B is deleted in its entirety and replaced with the attached revised Schedule B; and

2.  Exhibit II is deleted in its entirety and replaced with the attached revised
Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC
Amendment 11 -- Effective 06/01/2007

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2007.

TRANSAMERICA LIFE INSURANCE COMPANY

By:      /s/ Robin S. Blackwell          Attest:  /s/ Glenn F. Cunningham
         ------------------------------           ------------------------------
Name:    Robin S. Blackwell              Name:    Glenn F. Cunningham
Title:   2nd Vice President              Title:   Executive Vice President
Date:    June 24, 2009                   Date:    June 23, 2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Michael J. Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Michael J. Roscoe
Title:   Vice President, Individual      Title:   Senior Vice President &
         Life Product                             Actuary
Date:    7/31/2009                       Date:    7/31/2009

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC
Amendment 11 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             Effective June 1, 2007

REINSURANCE POOL SHARE: [Redacted]

LEAD REINSURER: [Redacted]

AUTOMATIC REINSURANCE: [Redacted]

FACULTATIVE REINSURANCE:
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

CONDITIONAL POOL RECEIPT BINDING LIMIT: [Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION: [Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:
[Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC
Amendment 11 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             EFFECTIVE JUNE 1, 2007

REPORTING MEDIA:

Electronic media, in a format mutually acceptable to both Reinsurer and Ceding Company, will be provided by Ceding Company for reporting purposes. The following information will be provided:

(Reporting Period/Ending Date)
Treaty Number                         W.P. Allowance
Reinsurance Method                    ADB Discount
Client Policy Number                  Rider Discount
Automatic/Facultative Indicator       Termination Date
Joint Life Indicator                  Reinstatement Date
Name
   Last Name                          SPECIAL PRODUCTS (required if
                                      applicable)
   First Name                         If Joint, Type (i.e., last survivor, 1st
                                      to die)
   Middle Initial                     Joint Insured Name
Date of Birth                             Joint Last Name
Issue Age                                 Joint First Name
Gender                                    Joint Middle Initial
State of Residency                    Joint Issue Age
Table Rating                          Term Additions Indicator
Smoker Indicator                      Accelerated Benefit Indicator
Preferred Risk Indicator              Long Term Care Indicator
Issue Month/Day/Century/Year          Purchase Options
Age Basis                             Dividends
Plan Type (i.e., perm, term, UL,      Policy Fee
End, Ann.)                            Cash Value
Face Amount Issued
Original Amount Reinsured             ADDITIONAL DATA ITEMS (not required)
Current Amount Reinsured              Par/NonPar Indicator
Life Standard Premium                 Social Security number
Flat Extra Premium                    Years From Issue to Conversion
Length of Flat Extra Premium          Reinsurance Premium Mode
W.P. Premium                          Retention Amount
ADB Premium                           Cash Value
Rider Premium                         First Year/Renewal Indicator
Life Standard Discount
Flat Extra Allowance

Ceding Company currently uses TAI for its reinsurance administration.

REPORTING FREQUENCY: Monthly

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC
Amendment 11 -- Effective 06/01/2007

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
           (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS --
                        NOT LS, CUSTOM TERM, & STAG UL+)
                             EFFECTIVE JUNE 1, 2007

RETENTION LIMIT I ("RL I")          RETENTION LIMIT II ("RL II")
[Redacted]                          [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES   AUTOMATIC BINDING LIMIT (EXCLUDES
RETENTION)                          RETENTION)
[Redacted]                          [Redacted]

AUTOMATIC ISSUE LIMIT WITH RL I     AUTOMATIC ISSUE LIMIT WITH RL II
[Redacted]                          [Redacted]

AUTOMATIC PROCESSING LIMIT WITH RL  AUTOMATIC PROCESSING LIMIT WITH RL
I                                   II
[Redacted]                          [Redacted]

FACULTATIVE OBLIGATORY AUTO         FACULTATIVE OBLIGATORY AUTO
BINDING LIMIT (EXCLUDES RETENTION)  BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]                          [Redacted]

FACULTATIVE OBLIGATORY AUTO ISSUE   FACULTATIVE OBLIGATORY AUTO ISSUE
LIMIT WITH RL I                     LIMIT WITH RL II
[Redacted]                          [Redacted]

JUMBO LIMIT                         JUMBO LIMIT
[Redacted]                          [Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC
Amendment 11 -- Effective 06/01/2007

                                  AMENDMENT 13
                          EFFECTIVE FEBRUARY 11, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
    (FORMERLY TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY) ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to revise the maximum issue age to 85; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to provide that certain specified replacement business shall not be counted toward the Jumbo Limit; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to increase the Automatic Binding, Automatic Issue and Automatic Processing Limits under the Retention Limit II in Exhibit II, originally described in Amendment 12.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

       - Article II, Section A, Paragraph 4, is deleted in its entirety and replaced with the following:

         4.   The maximum issue age will be 85.

       - Article II, Section A, Paragraph 7, is deleted in its entirety and replaced with the following:

[Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC (TOLIC)
Amendment 13 -- Effective 02/11/2008

       - Exhibit II is deleted in its entirety and replaced with the attached revised Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC (TOLIC)
Amendment 13 -- Effective 02/11/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of February 11, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY

By:    /s/ Glenn F. Cunningham         Attest: /s/ Robin S. Blackwell
       ------------------------------         ------------------------------
Name:  Glenn F. Cunningham             Name:  Robin S. Blackwell
Title: Senior Vice President           Title: Second Vice President
Date:  October [ILLEGIBLE], 2009       Date:  October 29, 2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P Kalmbach           Attest: /s/ Mike Roscoe
       ------------------------------         ------------------------------
Name:  Thomas P Kalmbach               Name:  Mike Roscoe, FSA, MAAA
Title: Vice President, IL Product      Title: Senior Vice President
                                              IMG Product Management
Date:  11/2/2009                       Date:  11/3/2009

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC (TOLIC)
Amendment 13 -- Effective 02/11/2008

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
           (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS --
                        NOT LS, CUSTOM TERM, & STAG UL+)
                          EFFECTIVE FEBRUARY 11, 2008

RETENTION LIMIT I ("RL I")             RETENTION LIMIT II ("RL II")
[Redacted]                             [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES      AUTOMATIC BINDING LIMIT (EXCLUDES
RETENTION)                             RETENTION)
[Redacted]                             [Redacted]

AUTOMATIC ISSUE LIMIT WITH RL I        AUTOMATIC ISSUE LIMIT WITH RL II
[Redacted]                             [Redacted]

AUTOMATIC PROCESSING LIMIT WITH RL I   AUTOMATIC PROCESSING LIMIT WITH RL II
[Redacted]                             [Redacted]

FACULTATIVE OBLIGATORY AUTO BINDING    FACULTATIVE OBLIGATORY AUTO BINDING
LIMIT (EXCLUDES RETENTION)             LIMIT (EXCLUDES RETENTION)
[Redacted]                             [Redacted]

FACULTATIVE OBLIGATORY AUTO ISSUE      FACULTATIVE OBLIGATORY AUTO ISSUE
LIMIT WITH RL I                        LIMIT WITH RL II
[Redacted]                             [Redacted]

JUMBO LIMIT                            JUMBO LIMIT
[Redacted]                             [Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLAIC and TLIC (TOLIC)
Amendment 13 -- Effective 02/11/2008

                                  AMENDMENT 14
                             EFFECTIVE MAY 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of the Leaders VUL Legacy and Leaders VUL Liberty products, for policies issued on or after the effective date of this Amendment. The reserves for these products will be determined using mortality on an Age Nearest Birthday basis.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

       I. Article VI, Section A, is removed in its entirety and replaced with the following:

         A.  STATUTORY RESERVES FOR THE MORTALITY RISK OF THE POLICY

       II. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

       III. Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of May 1, 2008.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:     /s/ Robin Simmons Blackwell     Attest: /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Name:   Robin Simmons Blackwell         Name:   [ILLEGIBLE]
Title:  2nd Vice President              Title:  [ILLEGIBLE]
Date:   05-12-08                        Date:   5-12-08

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe, FSA, MAAA
Title:  Vice President, Individual      Title:  Senior Vice President
        Life Product                            Individual Life Product
                                                Management.
Date:   5/21/2008                       Date:   5/21/2008

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

TYPE OF BUSINESS                     Individual life insurance issued by the
                                     Ceding Company

UPSCALE PRODUCTS                     RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal    Other Covered Insured
Life
Stag Variable Life Accumulator       Term Rider (base or other insured)
Stag Universal Life                  ADB Benefit (not reinsured)
SPVL (Fully underwritten only)       Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)      Waiver of Monthly Deduction
One Year Term                        Waiver of Specified Amount
Stag Whole Life                      Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal    Estate Tax Repeal Benefit Rider
Life II
Stag Variable Life Accumulator II    Level Compensation Endorsement
Stag Universal Life Cash Value       Children's Life Insurance Rider
Leaders VUL Legacy                   Maturity Date Extension
Leaders VUL Liberty                  Guaranteed COI Benefit Rider
                                     Mortality and Expense Risk Rates Rider
                                     Foreign Travel Exclusion Rider
                                     Policy Continuation Rider
                                     Cost of Living Adjustment Rider
                                     Accelerated Benefit Rider
                                     Overloan Protection Rider
                                     Estate Tax Repeal Rider

MIDDLE AMERICA PRODUCTS              RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                              Term Rider (base or other insured)
Life Solutions I UL                  Waiver of Premium Riders
Life Solutions II UL                 Waiver of Monthly Deduction Riders
20 Year Term                         Additional Purchase Option Rider
                                     Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable   Term Rider
Universal Life
                                     ADB (not reinsured)
                                     Waiver of Monthly Deduction
                                     Waiver of Specified Amount
                                     Cost of Living Adjustment Rider
                                     Child Rider
                                     Accelerated Benefit Rider
                                     Specify Monthly Deductions
                                     Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                  EXHIBIT III
                             EFFECTIVE MAY 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
               Stag Protector Variable Universal Life [Redacted]
              Stag Accumulator Variable Universal Life [Redacted]
                         Stag Universal Life [Redacted]
                           Stag Whole Life [Redacted]
          Hartford Stag Wall Street Variable Universal Life [Redacted]
                      Stag Universal Life Plus [Redacted]
                   Stag Universal Life Cash Value [Redacted]
                         Leaders VUL Legacy [Redacted]
                         Leaders VUL Liberty [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                               LBSI UL [Redacted]
                         Life Solutions I UL [Redacted]
                        Life Solutions II UL [Redacted]
                            20 Year Term [Redacted]
                              ART (CW) [Redacted]
                        5 & 10 Year Term (NY) [Redacted]
                                SPVL [Redacted]
                            One Year Term [Redacted]

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                Monthly Per 1000
                           Waiver of Specified Amount

                              Male  Female  Unisex

                                   [Redacted]

                                  AMENDMENT 15
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of two products and two riders, for policies issued on or after the effective date of this Amendment. The products are Bicentennial UL Founders and Life Solutions II UL (2001 CSO version). The riders are the Guaranteed Minimum Accumulation Benefit (GMAB) Rider and the Paid-Up Life Insurance Rider. The reserves for the Bicentennial UL Founders product will be determined using mortality on an Age Nearest Birthday basis. For these riders, no specific reinsurance premium is payable to the Reinsurer under this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

       I. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

       II. The first page of Exhibit III is deleted and replaced with the attached revised first page of Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY

By:     /s/ Glenn F. Cunningham         Attest: /s/ Robin S. Blackwell
        ------------------------------          ------------------------------
Name:   Glenn F. Cunningham             Name:   Robin S. Blackwell
Title:  Senior Vice President           Title:  Second Vice President
Date:   October 20, 2009                Date:   October 26, 2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe, FSA, MAAA
Title:  Vice President, IL Product      Title:  Senior Vice President
                                                IMG Product Management
Date:   10/29/2009                      Date:   10/29/2009

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS                     Individual life insurance issued by
                                     the Ceding Company

UPSCALE PRODUCTS                                   RIDERS
------------------------------------------------------------------------
Stag Protector Variable Universal    Other Covered Insured
Life
Stag Variable Life Accumulator       Term Rider (base or other insured)
Stag Universal Life                  ADB Benefit (not reinsured)
SPVL (Fully underwritten only)       Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)      Waiver of Monthly Deduction
One Year Term                        Waiver of Specified Amount
Stag Whole Life                      Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal    Estate Tax Repeal Benefit Rider
Life II
Stag Variable Life Accumulator II    Level Compensation Endorsement
Stag Universal Life Cash Value       Children's Life Insurance Rider
Leaders VUL Legacy                   Maturity Date Extension
Leaders VUL Liberty                  Guaranteed COI Benefit Rider
Bicentennial UL Founders             Mortality and Expense Risk Rates
                                     Rider
                                     Foreign Travel Exclusion Rider
                                     Policy Continuation Rider
                                     Cost of Living Adjustment Rider
                                     Accelerated Benefit Rider
                                     Overloan Protection Rider
                                     Estate Tax Repeal Rider
                                     Guaranteed Minimum Accumulation
                                     Benefit Rider
                                     Paid-Up Life Insurance Rider

MIDDLE AMERICA PRODUCTS                            RIDERS
------------------------------------------------------------------------
LBSI UL                              Term Rider (base or other insured)
Life Solutions I UL                  Waiver of Premium Riders
Life Solutions II UL                 Waiver of Monthly Deduction Riders
20 Year Term                         Additional Purchase Option Rider
Life Solutions II UL (2001 CSO       Disability Income Rider
version)

WOODBURY PRODUCTS
------------------------------------------------------------------------
Hartford Stag Wall Street Variable   Term Rider
Universal Life
                                     ADB (not reinsured)
                                     Waiver of Monthly Deduction
                                     Waiver of Specified Amount
                                     Cost of Living Adjustment Rider
                                     Child Rider
                                     Accelerated Benefit Rider
                                     Specify Monthly Deductions
                                     Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at end of Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                  EXHIBIT III
                           EFFECTIVE OCTOBER 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
               Stag Protector Variable Universal Life [Redacted]
              Stag Accumulator Variable Universal Life [Redacted]
                         Stag Universal Life [Redacted]
                           Stag Whole Life [Redacted]
          Hartford Stag Wall Street Variable Universal Life [Redacted]
                      Stag Universal Life Plus [Redacted]
                   Stag Universal Life Cash Value [Redacted]
                         Leaders VUL Legacy [Redacted]
                         Leaders VUL Liberty [Redacted]
                      Bicentennial UL Founders [Redacted]

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                               LBSI UL [Redacted]
                         Life Solutions I UL [Redacted]
                        Life Solutions II UL [Redacted]
                            20 Year Term [Redacted]
                              ART (CW) [Redacted]
                        5 & 10 Year Term (NY) [Redacted]
                                SPVL [Redacted]
                            One Year Term [Redacted]
               Life Solutions II UL (2001 CSO version) [Redacted]

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15 -- Effective 10/1/2008

                                  AMENDMENT 16
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
             FACULTATIVE BUSINESS EFFECTIVE DATE: NOVEMBER 1, 2002
              AUTOMATIC BUSINESS EFFECTIVE DATE: DECEMBER 1, 2002

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               TRANSAMERICA LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to change the Reinsurer's liability for a policy that qualifies for coverage under a special cession based on the following criteria:

       a.   The issue age of the insured is not greater than 70;

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein;

       2. The policy, as specified below, shall be reinsured under the terms of this Agreement and with the Reinsurer participating in an increased share of the policy, the total of which is reflected as the Reinsurer's Share:

       3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment 16 -- Effective 10/01/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY

By:     /s/ Glenn F. Cunningham         Attest: /s/ Robin S. Blackwell
        ------------------------------          ------------------------------
Name:   Glenn F. Cunningham             Name:   Robin S. Blackwell
Title:  Senior Vice President           Title:  Second Vice President
Date:   May 17, 2010                    Date:   May 20, 2010

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ [ILLEGIBLE]                 Attest: /s/ Paul Fischer
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   Paul Fischer
Title:  Assistant Vice President &      Title:  Assistant Vice President &
        Actuary                                 Actuary
Date:   5/28/2010                       Date:   5/28/2010

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment 16 -- Effective 10/01/2008

                                  AMENDMENT 18
                             EFFECTIVE JULY 4, 2009

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                FACULTATIVE BUSINESS EFFECTIVE NOVEMBER 1, 2002
                 AUTOMATIC BUSINESS EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to exclude certain policies which qualify for coverage under a special cession based on the following criteria:

       a.   The issue age of the insured is not greater than 70;

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. The policy listed below shall not be reinsurer under the terms of this Agreement:

       3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment 18 -- Effective 7/04/2009

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of July 4, 2009.

TRANSAMERICA LIFE INSURANCE COMPANY

By:    /s/ Glenn F. Cunningham         Attest: /s/ Robin S. Blackwell
       ------------------------------         ------------------------------
Name:  Glenn F. Cunningham             Name:  Robin S. Blackwell
Title: Senior Vice President           Title: Second Vice President
Date:  May 17, 2010                    Date:  May 20, 2010

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                 Attest: /s/ Paul Fischer
       ------------------------------         ------------------------------
Name:  [ILLEGIBLE]                     Name:  Paul Fischer
Title: Assistant Vice President &      Title: Assistant Vice President &
       Actuary                                Actuary
Date:  5/28/2010                       Date:  5/28/2010

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment 18 -- Effective 7/04/2009

                                  AMENDMENT 19
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer have revised Schedule A on multiple dates since the effective dates of the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer acknowledge that the Agreement was not amended to reflect the addition of the Conversion Option Rider, the Guaranteed Issue Option Rider, and the Liquidity Enhancement Rider, for policies issued on or after October 2, 2006; and

WHEREAS, the Ceding Company and the Reinsurer originally intended to add the above-mentioned riders using Amendment 12; and

WHEREAS, the Ceding Company and the Reinsurer agree that no Amendment 12 was created; and

WHEREAS, the Ceding Company and the Reinsurer now wish to clarify Schedule A to reflect the effective dates of Products and Riders since the effective dates of the Agreement and ensure that Rider names are presented accurately; and

WHEREAS, the Ceding Company and the Reinsurer agree that no additional reinsurance premium is due to the Reinsurer for these riders under this Agreement.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY

By:    /s/ Glenn Cunningham            Attest: /s/ Robin S. Blackwell
       ------------------------------         ------------------------------
Name:  Glenn Cunningham                Name:  Robin S. Blackwell
Title: Senior Vice President           Title: Second Vice President
Date:  August 19, 2010                 Date:  August 25, 2010

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                 Attest: /s/ Paul Fischer
       ------------------------------         ------------------------------
Name:  [ILLEGIBLE]                     Name:  Paul Fischer
Title: Assistant Vice President &      Title: Assistant Vice President &
       Actuary                                Actuary
Date:  9/15/2010                       Date:  9-24-2010

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS    Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                                                 RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life*                  Other Covered Insured Rider*
Stag Variable Life Accumulator*                          Term Rider (base or other insured)*
Stag Universal Life*                                     Accidental Death Benefit (not reinsured)*
SPVL (Fully underwritten only)*                          Deduction Amount Waiver Rider*
ART (CW), 5 & 10 Year Term (NY)*                         Waiver of Monthly Deduction Rider*
One Year Term*                                           Waiver of Specified Amount Rider*
Stag Whole Life*                                         Enhanced No Lapse Guarantee Rider*
Stag Protector Variable Universal Life II (eff.          Estate Tax Repeal Benefit Rider*
December 1, 2003)
Stag Variable Life Accumulator II (eff. December 1,      Level Compensation Endorsement*
2003)
Stag Universal Life Cash Value (eff. July 1, 2005)       Children's Life Insurance Rider *
Leaders VUL Legacy (eff. May 1, 2008)                    Maturity Date Extension Rider*
Leaders VUL Liberty (eff. May 1, 2008)                   Guaranteed COI Benefit Rider*
Bicentennial UL Founders (eff. October 1, 2008)          Mortality and Expense Risk Rates Rider*
                                                         Foreign Travel Exclusion Rider (eff. November 1, 2002
                                                         (fac.); December 1, 2002 (auto)
                                                         Policy Continuation Rider (eff. December 1, 2003)
                                                         Conversion Option Rider (eff. October 2, 2006)
                                                         Guaranteed Issue Option Rider (eff. October 2, 2006)
                                                         Liquidity Enhancement Rider (eff. October 2, 2006)
                                                         Cost of Living Adjustment Rider (eff. May 1, 2008)
                                                         Overloan Protection Rider (eff. May 1, 2008)
                                                         Guaranteed Minimum Accumulation Benefit Rider (eff.
                                                         October 1, 2008)
                                                         Paid-Up Life Insurance Rider (eff. October 1, 2008)

MIDDLE AMERICA PRODUCTS                                                          RIDERS
----------------------------------------------------------------------------------------------------------------
LBSI UL*                                                 Term Rider (base or other insured)*
Life Solutions I UL*                                     Waiver of Premium Riders*
Life Solutions II UL*                                    Waiver of Monthly Deduction Riders*
20 Year Term*                                            Additional Purchase Option Rider*
Life Solutions II UL (2001 CSO version) (eff. October    Disability Income Rider*
1, 2008)

WOODBURY PRODUCTS
----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life*       Term Rider (base or other insured)*
                                                         Accidental Death Benefit (not reinsured)*
                                                         Waiver of Monthly Deduction Rider*
                                                         Waiver of Specified Amount Rider*
                                                         Cost of Living Adjustment Rider*
                                                         Children's Life Insurance Rider*
                                                         Accelerated Death Benefit Rider*
                                                         Specify Monthly Deductions Rider*
                                                         Enhanced No Lapse Guarantee Rider*

------------

*   Effective November 1, 2002 (fac.), December 1, 2002 (auto), in treaty

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS FOR WHICH ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered insured Rider: Provides term coverage for insured other than base insured.

Term Rider (base or other insured):  Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deduction Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount Rider: Waives specified amount if insured is disabled.

Waiver of Premium Riders:  Waives premium requirement if insured is disabled.

Additional Purchase Option Rider:  Provides additional term coverage.

Cost of Living Adjustment Rider: This rider is available at issue only for non-substandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Benefit Rider: (eff. 11/1/2002 (fac), 12/1/2002 (auto) This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

(eff 5/11/2008) This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011; and

       -   The surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   The termination date of the policy, or

       -   January 31, 2011.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Death Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions Rider: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Conversion Option Rider: During certain policy years prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Guaranteed Issue Option Rider: This rider allows the policyholder to increase the face amount of converted Stag Whole Life policies being converted via the Conversion Option Rider by up to twice their original face amount.

Liquidity Enhancement Rider: This rider shortens the surrender charge period on Stag Whole Life policies from 9 to 7 years. This rider results in policies' credited interest rate and commissions being reduced.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at the end of the Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #19 -- Effective 10/1/2008

                                  AMENDMENT 20
                             EFFECTIVE JUNE 1, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
           (FORMERLY TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY)
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement, to document the Ceding Company's ability to offer coverage at a risk class more favorable than the True Assessed Risk Class, for policies issued on or after June 1, 2005.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Article II, Section A, Paragraph 2 is deleted in its entirety and replaced with the following:

       2. The risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines or the Ceding Company's enhanced standard underwriting program.

          If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

         a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

Single Life Excess Treaty -- Effective 11/1/2002
Between HLAIC and TLIC
Amendment 20 - Effective 06/01/2005

         a. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

         b.  Decide not to reinsure the risk under this Agreement

     For the purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class determined by the Ceding Company prior to any adjustments made as a result of the Ceding Company's enhanced standard underwriting program.

     The Ceding Company's Underwriting Guidelines consist of the following documents which are attached in Exhibit IV and made part of this reinsurance agreement:

              -   Underwriting guidelines

              -   Age and amount requirements

              -   Internal Underwriting Philosophy

              -   Exception criteria

     Any proposed changes to the Ceding Company's Underwriting Guidelines shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty (30) days, it shall be presumed that the Reinsurer is agreeable to such modification.

     Any risk not underwritten according to the Underwriting Guidelines shall be excluded, unless any of the following conditions (i), (ii) or (iii) are satisfied, where:

         (i) Reinsurer has agreed to the special underwriting program by written amendment to the reinsurance agreement.

         (ii) the special underwriting program is currently part of the existing treaty being amended herein.

         (iii) Ceding Company has followed its Underwriting Guidelines and has reinsured at terms according to these guidelines.

     Ceding Company will use as a base underwriting manual the Swiss Re Edition 7 manual. However, Ceding Company will use the Ascent II manual for all cancers, kidney transplants and Type 1 and Type 2 diabetes.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2005.

Single Life Excess Treaty -- Effective 11/1/2002
Between HLAIC and TLIC
Amendment 20 - Effective 06/01/2005

TRANSAMERICA LIFE INSURANCE COMPANY

By:    /s/ Glenn Cunningham              Attest: /s/ Robin Blackwell
       --------------------------------         --------------------------------
Name:  Glenn Cunningham                  Name:  Robin Blackwell
Title: Senior Vice President             Title: 2nd Vice President
Date:  July 12, 2011                     Date:  7.12.11

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Paul Fischer                  Attest: /s/ Michael J. Roscoe
       --------------------------------         --------------------------------
Name:  Paul Fischer                      Name:  Michael J. Roscoe
Title: Assistant Vice President &        Title: Senior Vice President & Actuary
       Actuary
Date:  7-15-2011                         Date:  7/15/2011

Single Life Excess Treaty -- Effective 11/1/2002
Between HLAIC and TLIC
Amendment 20 - Effective 06/01/2005

                                  AMENDMENT 17
                            EFFECTIVE MARCH 1, 2009

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to terminate the Agreement for new business; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Liability and Termination articles to clarify liability after termination of the Agreement for new business.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

I.   The above recitals are true and accurate and are incorporated herein.

II.  The Agreement terminated for new business effective March 1, 2009.

III. Article III, Liability, is amended to add the following Section I:

       I. Following the termination of this Agreement for new business, as described in Article XX, the Reinsurer shall continue to be liable for:

         1. All Automatic and Facultative Reinsurance in effect prior to such termination of this Agreement; and

         2.   All Automatic Reinsurance:

              (a) that becomes effective after such termination of this Agreement on face amount increases issued on, and reinstatements of, policies issued before such termination of this Agreement; or

              (b) in excess of the Ceding Company's retention that becomes effective after such termination of this Agreement on face amount increases issued on fully retained policies issued before termination; and

SL Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #17 -- Effective 03/1/2009

         3. All Facultative Reinsurance coverage that becomes effective after such termination of this Agreement, on risks facultatively submitted to the Reinsurer before such termination.

IV. Article XX, Termination, is deleted in its entirely and replaced with the following:

       A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

       B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

       C. Following the termination of this Agreement for new business, the terminating parties shall remain liable in accordance with Article III of this Agreement.

V. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
by its Administrator and Attorney-in-Fact
SCOR Global Life Americas Reinsurance Company

on            June 4, 2012
Signature     /s/ Glenn Cunningham              Signature     /s/ Robin Blackwell
              --------------------------------                --------------------------
Name in Text  Glenn Cunningham                  Name in Text  Robin Blackwell
Title:        Executive Vice President          Title:        Assistant Vice President
              SCOR Global Life Americas                       SCOR Global Life Americas
              Reinsurance Company                             Reinsurance Company

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                        Attest: /s/ Donna R. Jarvis
        --------------------------------------          --------------------------------
Name:   Paul Fischer                            Name:   Donna R. Jarvis
Title:  Assistant Vice President and Actuary    Title:  Vice President and Actuary
Date:   June 12, 2012                           Date:   June 12, 2012

SL Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #17 -- Effective 03/1/2009

                                  AMENDMENT 21
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the parties agree that Schedule A has been amended in several amendments; and

WHEREAS, the parties wish to reflect an updated Schedule A; and

WHEREAS, the parties wish to present revised versions of the Foreign Travel Exclusion Rider Exhibit IV Underwriting Guidelines and the Foreign Travel Exclusion Rider Exhibit V List of Countries and Jurisdictions, with no change in terms or effective dates.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

I.   The above recitals are true and accurate and are incorporated herein.

II. Schedule A is deleted in its entirety and replaced with the attached, revised Schedule A

III. Exhibits IV and V are deleted in their entirety and replaced with the attached, revised Exhibits IV and V.

IV. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed the amended and restated Amendment in duplicate on the dates indicated below.

TRANSAMERICA LIFE INSURANCE COMPANY
By its Administrator and Attorney-in-Fact
SCOR GLOBAL LIFE AMERICAS REINSURANCE COMPANY
(F/K/A SCOR GLOBAL LIFE U.S. RE INSURANCE COMPANY)

By:        /s/ Glenn Cunningham                            Attest:    /s/ Robin S. Blackwell
           ----------------------------------------------             ----------------------------------------------
Name:      Glenn Cunningham                                Name:      Robin S. Blackwell
Title:     Executive Vice President                        Title:     Assistant Vice President
           SCOR Global Life Americas Reinsurance Company              SCOR Global Life Americas Reinsurance Company
Date:      December 5, 2011                                Date:      December 7, 2011

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:        /s/ Paul Fischer                                Attest:    /s/ Michael Roscoe
           ----------------------------------------------             ----------------------------------------------
Name:      Paul Fischer, FSA, MAAA                         Name:      Michael Roscoe, FSA, MAAA
Title:     Assistant Vice President and Actuary            Title:     Senior Vice President
           Individual Life Product Management                         Individual Life Product Management
Date:      May 21, 2012                                    Date:      5/22/2012

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS                                   INDIVIDUAL LIFE INSURANCE ISSUED BY THE CEDING COMPANY
-----------------------------------------------------------------------------------------------------------------
UPSCALE PRODUCTS                                   RIDERS FOR UPSCALE PRODUCTS
Stag Protector Variable Universal Life*            Other Covered Insured Rider*
Stag Variable Life Accumulator*                    Term Rider (base or other insured)*
Stag Universal Life*                               Accidental Death Benefit Rider*+
SPVL (Fully underwritten only)*                    Deduction Amount Waiver Rider*
ART (CW), 5 & 10 Year Term (NY)*                   Waiver of Monthly Deductions Rider*
One Year Term*                                     Waiver of Specified Amount Rider*
Stag Whole Life*                                   Enhanced No Lapse Guarantee Rider*+
Stag Protector Variable Universal Life II          Estate Tax Repeal Benefit Rider*+
 (eff. December 1, 2003)                           Level Compensation Endorsement*+
Stag Variable Life Accumulator II                  Children's Life Insurance Rider*+
 (eff. December 1, 2003)                           Maturity Date Extension Rider*+
Stag Universal Life Cash Value                     Guaranteed COI Benefit Rider*+
 (eff. July 1, 2005)                               Mortality and Expense Risk Rates Rider*+
Leaders VUL Legacy (eff. May 1, 2008)              Cost of Living Adjustment Rider*
Leaders VUL Liberty (eff. May 1, 2008)             Foreign Travel Exclusion Rider (eff. November 1, 2002 (fac.);
Bicentennial UL Founders (eff. October 1, 2008)    December 1, 2002 (auto) +
                                                   Policy Continuation Rider (eff. December 1, 2003) +
                                                   Conversion Option Rider (eff. October 2, 2006) +
                                                   Guaranteed Issue Option Rider (eff. October 2, 2006) +
                                                   Liquidity Enhancement Rider (eff. October 2, 2006) +
                                                   Overloan Protection Rider (eff. May 1. 2008) +
                                                   Accelerated Death Benefit Rider (eff. January 1, 2004) +
                                                   Guaranteed Minimum Accumulation Benefit Rider
                                                   (eff. October 1, 2008) +
                                                   Paid-Up Life Insurance Rider (eff. October 1, 2008) +
MIDDLE AMERICA PRODUCTS                            RIDERS FOR MIDDLE AMERICA PRODUCTS
LBSI UL*                                           Term Rider (base or other insured)*
Life Solutions I UL*                               Waiver of Premium Rider*
Life Solutions II UL*                              Waiver of Monthly Deductions Rider*
20 Year Term*                                      Additional Purchase Option Rider*+
Life Solutions II UL (2001 CSO version)            Disability Income Rider*+
 (eff. October 1, 2008)
WOODBURY PRODUCTS                                  RIDERS FOR WOODBURY PRODUCTS
Hartford Stag Wall Street Variable Universal       Term Rider (base or other insured)*
 Life*                                             Accidental Death Benefit Rider*+
                                                   Waiver of Monthly Deductions Rider*
                                                   Waiver of Specified Amount Rider*
                                                   Children's Life Insurance Rider*+
                                                   Accelerated Death Benefit Rider*+
                                                   Specify Monthly Deductions Rider*+
                                                   Enhanced No Lapse Guarantee Rider*+

------------

*   Effective November 1, 2002 (fac.), December 1, 2002 (auto), in treaty

+   The benefit provided by this Rider is not reinsured under this Agreement.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

DESCRIPTIONS

RIDERS FOR WHICH ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured Rider: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deductions Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount Rider: Waives specified amount if insured is disabled.

Waiver of Premium Rider: Waives premium requirement if insured is disabled.

Cost of Living Adjustment Rider: This rider is available at issue only for non substandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Additional Purchase Option Rider: Provides additional term coverage.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Disability Income Rider: Provides a monthly benefit while the insured is totally and continuously disabled. The disability must continue for a period of time which exceeds the waiting period before payments begin. Payments will continue while the insured is totally disabled, but not longer than the indemnity period selected. Total disability is defined as inability, due to injury occurring or illness first appearing after the policy date, to engage in any occupation for wage or profit for which the insured is reasonably qualified by education, training, or prior experience.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

Estate Tax Repeal Benefit Rider: (eff. 11/1/2002 (fac), 12/1/2002 (auto)) This rider will pay the account value less indebtedness if the FederaI Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

(eff 5/1/2008) This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011; and

       -   The surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   The termination date of the policy, or

       -   January 31, 2011.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COl Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Death Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions Rider: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rates Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit V), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

Conversion Option Rider: During certain policy years prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Guaranteed Issue Option ("GIO") Rider: This rider allows the policyholder to increase the face amount of converted Stag Whole Life policies being converted via the Conversion Option Rider by up to twice their original face amount.

Liquidity Enhancement Rider: This rider shortens the surrender charge period on Stag Whole Life policies from 9 to 7 years. This rider results in policies' credited interest rate and commissions being reduced.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at the end of the Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

                   FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT IV
                            UNDERWRITING GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

UNDERWRITING GUIDELINES

1. A proposed insured is eligible for the rider if they have 30 days or less of cumulative travel per year to countries and jurisdictions not listed on Schedule A Foreign Travel Exclusion Rider -- Exhibit II ("Non-Schedule A Country"), as noted on an application or application amendment to be signed on delivery of the policy. The rider will NOT be considered /used if a proposed insured travels beyond 30 cumulative days per year to a Non-Schedule A country. The proposed insured will either be rated or declined for travel to Non-Schedule A countries beyond the 30-day limit.

2. If rated coverage is available for travel to a Non-Schedule A country within the 30-day cumulative annual travel limit, a proposed insured will have the option of choosing the rating or the exclusion rider.

3.   Last survivor Plans, term Plans and the following riders are not eligible:
     Other Covered Insured Rider, Children's Life Insurance Rider, Waiver of Premium Rider, Disability Income Rider, and Accidental Death Benefit Rider. Term blends on permanent single life plans are eligible.

4.   Only United States and Canadian residents are eligible for the rider.

5. Green card residents of the United States are eligible if they reside in the United States permanently (as evidenced, for example by information indicating the proposed insured intends to stay in the United States indefinitely, has resided in the United States for a number of years, is employed in the United States, or owns property in the United States).

6.   For Automatic reinsurance cases, the maximum face amount is $10 million.

7.   The minimum face amount is the product's published minimum amount.

8.   The maximum age is the product's published maximum age.

9.   The minimum age is 18 years of age.

10. Only Preferred and Standard rating classes, including Enhanced Standard are eligible.

11. Cases may be facultatively submitted. In these situations, the final reinsuranee offer must indicate agreement to use the rider at the final rate class quoted.

12.  Occupations and other unusual risks are still underwritten.

13. The list of countries and jurisdictions noted on Schedule A Foreign Travel Exclusion Rider -- Exhibit II will be reviewed at least annually for changes, or earlier if world events dictate change. Note: The list of countries and jurisdictions in Schedule A Foreign Travel Exclusion Rider --
     Exhibit II was amended once during the duration of this Agreement (Amendment #10, eff. 11/1/2005).

14.  The countries listed on Schedule A Foreign Travel Exclusion Rider --
     Exhibit II will not change once a rider is issued to an insured.

15.  An amendment will be signed on delivery indicating acceptance of the rider.

SPECIAL CLAIMS HANDLING ISSUE(S):

Death claims that occur due to "diverted" flights to hazardous countries will be eligible for payment. For example, if a person was flying to a non-excluded country and the flight was diverted to a Non-Schedule A Country where the insured subsequently died, the claim would not be excluded from coverage.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT V
                      LIST OF COUNTRIES AND JURISDICTIONS
                           EFFECTIVE OCTOBER 1, 2008

LIST OF COUNTRIES AND JURISDICTIONS NOT LIMITED FOR TRAVEL UNDER THE FOREIGN TRAVEL EXCLUSION RIDER

AFRICA              EUROPE              SOUTH AMERICA    NORTH AMERICA
Canary Islands      Andorra             Argentina        Bahamas
South Africa        Austria             Brazil           Barbados
                    Belgium             Chile            Bermuda
ASIA PACIFIC        Denmark             Costa Rica       British Virgin Islands
Australia           Finland             Ecuador          Canada
Guam                France              Uruguay          Cayman Islands
Hong Kong           Germany                              Grenada
Japan               Gibraltar                            Guadeloupe
Marshall Islands    Greece                               Jamaica
New Zealand         Greenland                            Martinique
Okinawa             Iceland                              Mexico
Singapore           Ireland                              Netherlands Antilles
                    Italy                                Puerto Rico
                    Liechtenstein                        Republic of Trinidad and Tobago
                    Luxembourg                           St. Lucia
                    Malta                                St. Vincent and the Grenadines
                    Moldova                              Turks and Caicos Islands
                    Monaco                               United States Virgin Islands
                    Netherlands                          United States
                    Norway
                    Poland
                    Portugal
                    Sicily
                    Spain
                    Sweden
                    Switzerland
                    United Kingdom

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HLAIC and TLIC
Amendment #21 -- Effective 10/1/2008